UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2023
Starbucks Corporation
(Exact name of registrant as specified in its charter)

Washington	000-20322	91-1325671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 Utah Avenue South, Seattle, Washington 98134
(Address of principal executive offices) (Zip Code)

(206) 447-1575
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SBUX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Selection 13(a) of the Exchange Act.    ☐

Item 7.01    Regulation FD Disclosure.

On November 20, 2023, Starbucks Corporation (the “Company” or “Starbucks”) announced its intention to create a new independent committee of the Board of Directors (the “Board”), the Environmental, Partner, and Community Impact Committee (the “EPCI Committee”). Following the addition of the EPCI Committee, the Company’s four standing independent Board committees include the Audit and Compliance Committee, Compensation and Management Development Committee, Nominating and Corporate Governance Committee, and the EPCI Committee.

The EPCI Committee will assist the Board in fulfilling its oversight responsibilities with respect to evolving regulations and accountability standards as they apply to Starbucks stakeholders, as well as Starbucks progress against its environment, partner (employee), and community impact commitments. The EPCI Committee will also have oversight of internal and external stakeholder disclosures and assessments, including the Company's annual Global Environment and Social Impact Report. Beth Ford will serve as the chair of the EPCI Committee.

A copy of the press release announcing the Company's intent to create a new Board committee is attached hereto as Exhibit 99.1. The information furnished pursuant to this Item 7.01 (and the related information in Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Starbucks Corporation Press Release dated November 20, 2023
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARBUCKS CORPORATION

Dated:	November 20, 2023
		By:	/s/ Bradley E. Lerman
Bradley E. Lerman
executive vice president, general counsel